 Exhibit 10

On July 12, 2006, the Board of Trustees of the Company approved the following compensation schedule for independent Trustees (Company employees are excluded from receiving compensation for service on the Company’s Board of Trustees and on committees of the Board), as recommended and approved by the Compensation Committee, retroactive to the start of Fiscal Year 2007:

Chairman of the Board.....................................................................................................	$25,000/year
Vice-Chairman...................................................................................................................	$22,000/year
Other Trustees..................................................................................................................	$20,000/year

Audit Committee Chairman.............................................................................................	$3,000/year
Other Audit Committee Members..................................................................................	$1,000/year

Meeting Attendance........................................................................................................	$200/meeting, plus travel expenses
(both Board and Committee)